FINANCIAL INSTRUMENTS & RISK	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS & RISK	FINANCIAL INSTRUMENTS AND RISK
Financial risk management
Sunrise operates a centralised risk management system that distinguishes between strategic and operating risks. The overall risk management programme of Sunrise focuses on the unpredictability of financial market risks and seeks to minimise potential adverse effects on the financial condition or performance of Sunrise. All identified risks are quantified (according to their realisation probability and impact) and noted on a risk schedule. Sunrise is exposed to a variety of financial risks, namely market risk, credit risk and liquidity risk. Financial risk management is governed by policies approved by key management personnel. These policies provide guidelines for overall risk management as well as specific areas such as interest rate risk.

Area	Risk management approach
Liquidity risk
Liquidity risk is managed by maintaining adequate cash balances, access to committed borrowing facilities and diversified sources of funding. Liquidity requirements are monitored on an ongoing basis through budgeting, rolling cash‑flow forecasts and stress‑testing, taking into account restrictions on the transfer of cash within the Group.

Capital management
The Group’s objective in managing capital is to secure its ongoing financial needs, maintain its ability to continue as a going concern and preserve financial flexibility, while providing returns to shareholders. Capital is monitored through leverage metrics, debt maturity profiles and covenant compliance.

Credit risk
Credit risk is managed through established credit policies, customer credit assessments and ongoing monitoring of payment behaviour. Exposure is diversified across a broad customer base and financial counterparties, limiting concentrations of credit risk.

Foreign currency exposures
Substantially all of Sunrise debt is in currencies other than the Swiss franc (see Note 23 for additional information). Therefore, the Sunrise policy is to provide for an economic hedge against foreign currency exchange rate movements by using derivative instruments to synthetically convert unmatched debt into the applicable underlying currency.

	31 December 2025			31 December 2024
CHF in millions	EUR	USD	Other	EUR	USD	Other
Trade receivables	4.0	1.1	8.2	8.6	1.8	7.5
Trade payables	(19.7)	(7.8)	(12.1)	(21.5)	(19.2)	(10.3)
Sunrise Holding Bank facilities	—	(1,540.5)	—	(653.5)	(1,577.8)	—
Sunrise holding SPE notes	(1,165.8)	(975.5)	—	(351.3)	(1,115.9)	—
Sunrise holding senior notes	(267.8)	—	—	(269.9)	(358.1)	—
Cross currency swaps	(117.4)	(382.4)	—	(232.5)	(30.5)	—
FX Forwards	0.1	(0.1)	(0.3)	(0.3)	0.9	0.2
Interest Rate Options	—	—	—	—	—	—
Interest Rate Swaps	(7.6)	(41.4)	—	(86.0)	(93.5)	—
Net statement of financial position exposure	(1,574.2)	(2,946.6)	(4.2)	(1,606.4)	(3,192.3)	(2.6)

The following table shows the impact of a possible change in the Euro and the US dollar against the Swiss franc, all other variables held constant before the impact of economic hedging against foreign currency exchange rate movements. The impact on Sunrise profit before tax is mainly driven by foreign exchange gains/losses of Euro- and US dollar- denominated cash and cash equivalents, trade and other receivables as well as trade, borrowing and other payables. As of 31 December 2025 and 31 December 2024, Sunrise has no other material exposure to foreign currencies.
Foreign currency sensitivity

		31 December
		Effect on profit before tax
	Changes in %	2025	2024
EUR/CHF	10	160.1	177.4
USD/CHF	10	278.6	380.4
Interest rate risk
Sunrise is exposed to changes in interest rates primarily as a result of its borrowing activities, which include fixed-rate and variable-rate borrowings by its subsidiaries. The Sunrise interest rate risk mainly arises from borrowings primarily under the Sunrise Holding Bank Facility, which are indexed to EURIBOR, Secured Overnight Financing Rate ('SOFR'), Term Secured Overnight Financing Rate ('Term SOFR'), Swiss Average Rate Overnight ('SARON') or other base rates. In general, Sunrise enters into derivative instruments to protect against increases in the interest rates on variable-rate debt. An instantaneous increase/decrease in the relevant base rate of 10 basis points would have increased/decreased the aggregate fair value of the Sunrise interest rate derivatives by approximately CHF 13.0 million (2024: CHF 13.0 million). Such a movement would be predominantly offset by gains or losses on interest expense.

Capital management
The Sunrise objectives in managing capital are to secure its ongoing financial needs, to continue as a going concern, to meet its financial targets, to provide returns to its shareholders and to maintain a cost-efficient and risk-optimised capital structure. Its managed capital structure consists of equity (as disclosed in Note 20), current and non-current borrowings (see Note 23) less cash and cash equivalents.

	31 December
CHF in millions	2025	2024
Equity attributable to shareholders	4,049.5	4,360.8
Non‑controlling interests (Note 20)	26.2	26.1
Total equity	4,075.7	4,386.9
Current borrowings (Note 23)	485.7	407.4
Non‑current borrowings (Note 23)	3,950.0	4,326.8
Total borrowings	4,435.7	4,734.2
Less: Cash and cash equivalents	(273.2)	(351.8)
Managed capital	8,238.2	8,769.3

Liquidity risk
In order to maintain this capital structure, Sunrise manages its liquidity to ensure its ability to service its borrowings. Liquidity risk arises when there is difficulty in Sunrise meeting its financial obligations. In addition to cash and cash equivalents, the primary sources of liquidity are cash provided by operations and access to the available borrowing capacity of various debt facilities. Sunrise uses budgeting and cash flow forecasting tools to ensure that there are sufficient resources to meet its liquidity requirements on a timely basis. Further, Sunrise also maintains a liquidity reserve to provide for unanticipated cash outflows. Cash flow forecasting is performed by the Sunrise treasury function. Rolling forecasts of Sunrise liquidity requirements are established on a regular basis to ensure sufficient cash is available to meet operational needs and to honour its obligations under its financing arrangements, including the maintenance of borrowing limits and covenant compliance. The table below summarises the maturity profile of Sunrise's financial liabilities based on contractual undiscounted cash outflows (inflows). All interest payments and repayments of financial liabilities are based on contractual agreements. Interest payments are determined using zero-coupon rates. For floating rate instruments, the calculation is computed using the base rate and applicable margin prevailing as of 31 December 2025.

	31 December 2025
CHF in millions	<1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 years	Total
Trade payables and other payables	719.2	60.5	79.1	87.6	946.4
Accrued interest	98.5	—	—	—	98.5
Vendor financing	387.2	—	—	—	387.2
Borrowings – notional	—	—	564.3	3,393.8	3,958.1
Borrowings – interest	199.4	201.8	592.0	280.6	1,273.8
Lease liabilities (undiscounted)	181.4	178.3	435.8	863.9	1,659.4
Derivatives	72.3	76.2	(168.3)	(100.0)	(119.8)
Vendor Financing
Represents amounts owed to various creditors pursuant to interest-bearing vendor financing arrangements that are used to finance certain of Sunrise's property and equipment additions and operating expenses. These arrangements extend Sunrise's repayment terms beyond a vendor’s original due dates (e.g., extension beyond a vendor’s customary payment terms, which are generally 90 days or less) and as such are classified outside of accounts payable as third-party debt (Note 23) in the Sunrise Consolidated Statements of Financial Position. These obligations are generally due within one year and include VAT that was also financed under these arrangements. For the purposes of the Sunrise Consolidated Statements of Cash Flows, vendor financing additions represent operating-related expenses financed by an intermediary that are treated as constructive operating cash outflows and constructive financing cash inflows when the intermediary settles the liability with the vendor. When Sunrise pays the financing intermediary, it records financing cash outflows in its Consolidated Statements of Cash Flows.

Supplier finance arrangements
Sunrise participates in supplier finance arrangements for short-term liquidity management. The principal purpose of these arrangements is to facilitate efficient payment processing of supplier invoices and, where applicable, to put suppliers in a position to receive payments from the bank before the due date of the invoice. Sunrise does not extend payment terms beyond its normal operating cycle and supplier payment policies.

Sunrise does not derecognise the original trade payables relating to supplier finance arrangements because neither a legal release was obtained nor was the original liability substantially modified on entering into the arrangement.

All supplier finance arrangements are classified as current as at 31 December 2025 and 2024:

CHF in millions	31 December 2025	31 December 2024
Carrying amount of liabilities under a supply finance arrangement
Disclosed under trade payables	101.1	71.7
Thereof suppliers have received payment from finance providers	101.1	71.7

Range of payment due dates
Liabilities that are part of the arrangement	1 - 60 Days	1 - 60 Days
Comparable trade payables that are not part of the arrangement [1]	30 - 90 Days	30 - 90 Days

[1] Comparable trade payables are, for example, trade payables of the entity within the same line of business or jurisdiction.
Undrawn borrowing facilities
As part of the senior facilities agreement Sunrise benefits from a multi-currency revolving credit facility with a total commitment equal to CHF 500.0 million (2024: CHF 685.8 million). Of this amount CHF 37.5 million (2024: CHF 56.4 million) is available as an ancillary facility. With the exception of CHF 14.3 million (2024: CHF 23.8 million) of borrowings under the ancillary facility (which are blocked as financial guarantees), the Sunrise Holding Revolving Facility was undrawn at each financial year end.
Credit risk
Credit risk arising from supplying telecommunications services is managed by assessing the credit quality of the customer, considering its financial position, past experience, payment history and other factors. Sunrise periodically assesses the financial reliability of its customers and their credit limits. Sunrise is exposed to the risk that the counterparties to their derivative instruments and cash holdings will default on their obligations. In this regard, credit risk associated with derivative instruments is spread across a relatively broad counterparty base of banks and financial institutions. Collateral is generally not posted by either party under the derivative instruments.

Concentrations of credit risk with respect to trade receivables and contract assets are limited due to the nature of the Sunrise business with very low customer concentration. At 31 December 2025, Sunrise exposure to counterparty credit risk included (i) derivative assets with an aggregate fair value of CHF 0.10 million (netted on counter party level), (ii) trade receivables of CHF 366.2 million and (iii) cash and cash equivalents and restricted cash of CHF 273.7 million.

Allowance for expected credit losses
The development of the allowance for expected credit losses of trade receivables for the indicated periods is set forth below:

CHF in millions	2025	2024
Allowance at 1 January	(31.9)	(30.6)
Provisions for impairment of trade receivables	(19.9)	(30.8)
Write-off of receivables	12.5	29.5
Impact from change in estimate (ECL)	(57.8)	—
Allowance at 31 December	(97.1)	(31.9)

The detailed ageing of Sunrise trade receivables and the related allowance for expected credit losses is set forth below:

31 December 2025	Current (not due)	1-30 days (overdue)	31-60 days (overdue)	61-90 days (overdue)	91-120 days (overdue)	121-365 days (overdue)	Over 365 days (overdue)	Total
Trade receivables gross	145.7	75.6	15.7	8.1	4.3	30.4	95.5	375.3
Trade receivable gross - Ageing %	38.8%	20.1%	4.2%	2.2%	1.1%	8.1%	25.4%	100.0%
Allowance for doubtful accounts	(0.7)	(0.4)	(2.9)	(2.5)	(2.5)	(15.3)	(72.8)	(97.1)
Allowance for doubtful accounts - Ageing %	0.7%	0.4%	3.0%	2.6%	2.6%	15.8%	75.0%	100.0%
Trade receivables - Provision %	0.5%	0.5%	18.5%	30.9%	58.1%	50.3%	76.2%	25.9%
Unbilled revenue								52.5
Current trade receivables, net								330.7
Non-current trade receivables gross	35.5	—	—	—	—	—	—	35.5
Non-current trade receivables gross - Ageing %	100.0%	—%	—%	—%	—%	—%	—%	100.0%
Non-current trade receivables, net								35.5

31 December 2024	Current (not due)	1-30 days (overdue)	31-60 days (overdue)	61-90 days (overdue)	91-120 days (overdue)	121-365 days (overdue)	Over 365 days (overdue)	Total
Trade receivables gross	153.8	100.9	15.7	12.7	6.2	38.2	—	327.5
Trade receivable gross - Ageing %	47.0%	30.8%	4.8%	3.9%	1.9%	11.7%	—%	100.0%
Trade receivables - affiliates								0.2
Allowance for doubtful accounts	(1.0)	(0.9)	(2.4)	(1.8)	(1.7)	(24.1)	—	(31.9)
Allowance for doubtful accounts - Ageing %	3.1%	2.8%	7.6%	5.6%	5.3%	75.6%	—%	100.0%
Trade receivables - Provision %	0.6%	0.9%	15.4%	14.2%	27.3%	63.1%	—%	(9.7)%
Unbilled revenue								57.2
Current trade receivables, net								353.0
Non-current trade receivables gross	34.3	—	—	—	—	—	—	34.3
Non-current trade receivables gross - Ageing %	100.0%	—%	—%	—%	—%	—%	—%	100.0%
Non-current trade receivables, net								34.3
Trade receivables are non-interest bearing and are generally collected within one year.
When a trade receivable is determined to be uncollectible, it is written off against the allowance account. The allowance for expected credit losses of trade receivables is included within other operating items in the Consolidated Statements of Income or Loss. Following the completion of the spin-off and the related internal alignment of credit-related policies, Sunrise has revised its approach to determining the expected loss horizon for trade receivables. Sunrise now bases this assessment primarily on prevailing practices in the Swiss market, supported by a detailed analysis of customer characteristics and historical payment behaviour. The determination of when a receivable is considered uncollectible is therefore informed by both market standards and data-driven insights into the actual payment patterns and risk profiles of the Sunrise customer base. Receivables that remain outstanding beyond the market-based and data-driven loss horizon are written off accordingly, ensuring that the company’s credit risk management reflects both local market realities and empirical evidence.
The five-year loss horizon reflects historical evidence that effective collections, including through external collection agencies, continue to occur for certain receivables for up to five years past their due date. In practice, a trade receivable is considered uncollectible and written off when it is outstanding for more than five years past due, unless there is objective evidence that recovery remains probable such as an agreed payment plan or an unresolved billing dispute.

Fair value estimation
The fair value of Sunrise's debt instruments is generally determined using the average of applicable bid and ask prices. The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. These valuation techniques maximise the use of observable market data where available and rely as little as possible on entity-specific estimates. If all significant inputs required to calculate the fair value of an instrument are observable, the instrument is included in level II.

For assets and liabilities that are recognised in the financial statements at fair value on a recurring basis, Sunrise determines whether transfers have occurred between levels in the hierarchy by re-assessing categorisation (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period. There were no transfers between the different hierarchy levels in 2025 and 2024.

The fair values of financial assets and financial liabilities are summarised in the following table.
Not included therein are certain financial assets and liabilities whose carrying amount corresponds to a reasonable estimation of their fair value, measured at amortised cost. These include cash and cash equivalents, trade receivables, accrued liabilities, lease liabilities and trade payables, as well as other receivables and liabilities whose carrying amount corresponds to a reasonable estimation of their fair value.

		31 December
		2025		2024
	Fair value level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Current assets carried at FVTPL:
Derivative financial instruments	II	140.9	140.9	162.5	162.5
Non-current assets carried at FVTPL:
Derivative financial instruments	II	9.6	9.6	5.1	5.1
Total		150.5	150.5	167.6	167.6

Current liabilities carried at FVTPL:
Derivative financial instruments	II	73.1	73.1	179.3	179.3
Non-current liabilities carried at FVTPL:
Derivative financial instruments	II	648.0	648.0	421.1	421.1
Non-current liabilities carried at amortised cost:
Third-party debt	I	3,950.0	3,982.3	4,326.8	4,085.8
Total		4,671.1	4,703.4	4,927.2	4,686.2

The financial liabilities presented in the Statements of Financial Position comprise the Group’s borrowings and accrued interest (Note 23) and derivative financial instruments (Note 24). The carrying amounts of these financial liabilities reconcile to the amounts disclosed in Notes 23 and 24.

	31 December
	2025			2024
CHF in millions	Current	Non-Current	Total	Current	Non-Current	Total
Financial Liabilities
Third-party debt incl. vendor financing (Note 23)	387.2	3,950.0	4,337.2	350.0	4,326.8	4,676.8
Accrued interest on third-party debt	98.5	—	98.5	57.4	—	57.4
Derivative financial instruments	73.1	648.0	721.1	179.3	421.1	600.4
Total financial liabilities	558.8	4,598.0	5,156.8	586.7	4,747.9	5,334.6

Reconciliation of movements in liabilities to cash flows from financing activities

CHF in millions	Debt and Accrued Interest	Derivative (Assets)/Liabilities	Lease Liabilities	Other (Assets)/ Liabilities	Total
Balance as of 1 January 2025	4,734.2	432.9	1,219.3	63.9	6,450.3
Cash flows from financing activities:
Interest paid	(198.5)	—	(61.3)	(1.5)	(261.3)
Borrowings of debt	1,260.8	—	—	—	1,260.8
Vendor financing additions	405.7	—	—	—	405.7
Repayments of debt and lease liabilities	(1,223.4)	—	(121.0)	—	(1,344.4)
Principal payments on operating-related vendor financing	(360.1)	—	—	—	(360.1)
Principal payments on capital-related vendor financing	(70.6)	—	—	—	(70.6)
Payment of financing costs and debt premiums	(16.6)	—	—	(2.7)	(19.3)
Net cash received related to derivative instruments	—	(151.3)	—	—	(151.3)
Total cash flows from financing activities	(202.7)	(151.3)	(182.3)	(4.2)	(540.5)

Losses on debt extinguishment	21.7	—	—	7.5	29.2
Realised and unrealised (gains) losses on derivative instruments, net	—	290.1	—	—	290.1
Interest accruals	246.9	—	61.3	5.1	313.3
Assets acquired under leases	—	—	173.4	—	173.4
Assets acquired under capital-related vendor financing arrangements, including VAT	62.1	—	—	—	62.1
Effect of changes in foreign exchange rates	(423.5)	—	—	—	(423.5)
Other changes	(3.0)	(1.2)	5.5	222.0	223.3
Balance as of 31 December 2025	4,435.7	570.5	1,277.2	294.3	6,577.7
[1] The amount of CHF 222 million primarily relates to the measurement and recognition of financial liabilities arising from the ice-hockey broadcasting rights agreement entered into in 2025

CHF in millions	Debt and Accrued Interest	Derivative (Assets)/Liabilities	Lease Liabilities	Total
Balance as of 1 January 2024	5,537.3	607.3	1,257.6	7,402.2
Cash flows from financing activities:
Interest paid	(359.2)	—	(61.0)	(420.2)
Vendor financing additions	363.4	—	—	363.4
Repayments of debt and lease liabilities	(1,064.7)	—	(114.4)	(1,179.1)
Principal payments on operating-related vendor financing	(327.9)	—	—	(327.9)
Principal payments on capital-related vendor financing	(49.1)	—	—	(49.1)
Net cash received related to derivative instruments	—	52.3	—	52.3
Total cash flows from financing activities	(1,437.5)	52.3	(175.4)	(1,560.6)

Losses on debt extinguishment	3.9	—	—	3.9
Realised and unrealised (gains) losses on derivative instruments, net	—	(249.6)	—	(249.6)
Interest accruals	358.2	—	69.8	428.0
Assets acquired under leases	—	—	126.3	126.3
Assets acquired under capital-related vendor financing arrangements, including VAT	52.1	—	—	52.1
Effect of changes in foreign exchange rates	271.8	15.6	—	287.4
Other related party charges	(51.8)	—	—	(51.8)
Other changes	0.2	7.3	(59.0)	(51.5)
Balance as of 31 December 2024	4,734.2	432.9	1,219.3	6,386.4

CHF in millions	Debt and Accrued Interest	Derivative (Assets)/Liabilities	Lease Liabilities	Total
Balance as of 1 January 2023	5,942.1	(15.5)	1,347.9	7,274.5
Cash flows from financing activities:
Interest paid	(364.1)	—	(58.4)	(422.5)
Vendor financing additions	271.2	—	—	271.2
Repayments of debt and lease liabilities	—	—	(107.6)	(107.6)
Principal payments on operating-related vendor financing	(171.8)	—	—	(171.8)
Principal payments on capital-related vendor financing	(124.8)	—	—	(124.8)
Payments on financing costs and debt premiums	0.1	—	—	0.1
Net cash received related to derivative instruments	—	117.1	—	117.1
Total cash flows from financing activities	(389.4)	117.1	(166.0)	(438.3)

Realised and unrealised (gains) losses on derivative instruments, net	—	524.4	—	524.4
Interest accruals	358.7	—	67.9	426.6
Assets acquired under leases	—	—	56.2	56.2
Assets acquired under capital-related vendor financing arrangements, including VAT	77.6	—	—	77.6
Effect of changes in foreign exchange rates	(453.4)	(13.3)	—	(466.7)
Other related party charges	1.7	—	—	1.7
Other changes	0.1	(5.4)	(48.4)	(53.7)
Balance as of 31 December 2023	5,537.3	607.3	1,257.6	7,402.2